CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Horizon Minerals Corp. (the “Company”) on Form 10-K for the period ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rebert Fedun, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 9, 2016

/s/ Robert Fedun

Robert Fedun

President

(Chief Executive Officer, Chief Financial Officer,

and Principle Accounting Officer)